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                                                                   EXHIBIT 10.17

                                 LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is made as of August 2, 2001, by and between Cell Robotics International, Inc., a Colorado corporation (the "Borrower"), and Dipl. Ing. Oton Tisch (the "Lender").

                              PRELIMINARY STATEMENT

         The Borrower wishes to borrow from the Lender, and the Lender is willing to lend to the Borrower, an aggregate of up to U.S.$500,000, on the terms and subject to the conditions provided in this Agreement.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

1.       DEFINITIONS.

         "Agreement" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, action, covenant or Loan Documents in question, including, but not limited to, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental body, and all orders, judgments and decrees of all courts and arbitrators.

         "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended.

         "Borrower" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Common Stock" shall mean the common stock of the Borrower, par value $.004 per share.

         "Default Rate" shall mean the rate per annum equal to the lesser of (a) 12% and (b) the Maximum Legal Rate.

         "Event of Default" shall mean the occurrence of any event or the existence of any condition specified in Section 6.1.

         "Indebtedness" shall mean all indebtedness, liabilities and obligations owing, arising, due or payable from the Borrower to the Lender under the Note.

         "Initial Loan" shall have the meaning ascribed to such term in Section 2.1.



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         "Lender" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Loan" shall mean the Initial Loan and the other loans provided by the Lender to Borrower under Section 2.1.

         "Loan Documents" shall mean this Agreement, the Note, the Security Agreement and all other documents and instruments heretofore, now or hereafter evidencing, describing, guaranteeing or securing the Loan contemplated hereby or delivered in connection with this Agreement.

         "Maximum Legal Rate" shall have the meaning ascribed to such term in
Section 7.1.

         "Note" shall have the meaning ascribed to such term in Section 2.2.

         "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government or any agency or political subdivision of any government.

         "Registrable Securities" shall mean Shares issued or issuable upon the exercise of the Warrant and conversion of the Note and any warrants or options and any Shares issued as a dividend, stock split or other distribution with respect to or in exchange for or in replacement of such Shares; provided, however, that Registrable Securities shall not include any Shares which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned or are not assignable.

         "Registration Statement" shall have the meaning ascribed to such term in Section 5.1.

         "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Security Agreement" shall mean that certain Security Agreement dated the date hereof between the Borrower and the Lender, as the same may be amended, modified or supplemented from time to time.

         "Shares" shall mean shares of the Borrower's Common Stock.

         "Warrant" shall mean that certain Warrant dated the date hereof issued by the Borrower to the Lender for the purchase of up to 37,500 Shares.



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         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New Mexico or other applicable jurisdiction, as amended at the time in question.

2.       LOAN; NOTE.

         2.1. Loan. On or before August 3, 2001, Lender agrees to loan the Borrower in immediately available funds an amount equal to $200,000 (the "Initial Loan"). Additionally, Lender agrees to loan to Borrower in immediately available funds an amount equal to $300,000, upon Borrower's request, at any time after August 31, 2001; provided that between the date of the Initial Loan and the date of such request, Borrower has not consummated the sale or issuance by the Borrower of any class or series of Common Stock or other securities of the Borrower (other than to Lender) pursuant to a private or public round of financing for capital raising purposes providing gross proceeds to the Borrower of at least $300,000.

         2.2. Note. The Loan shall be evidenced by a promissory note mutually acceptable to the Lender and the Borrower (as the same may be amended, modified, supplemented or renewed from time to time, the "Note"), which shall be executed by the Borrower and delivered to the Lender contemporaneously with the making of the Initial Loan.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDER.

         Lender makes the following representations, warranties and covenants as of the date hereof:

         3.1. Valid Existence; Power and Authority. The Lender has the power and legal capacity to make and perform the Loan Documents executed by him or it, and all such Loan Documents will constitute the legal, valid and binding obligation of the Lender, enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

         3.2. Authority; Non-Contravention. The execution, delivery and performance of the Loan Documents by the Lender (a) have been duly authorized by all necessary action of the Lender, as applicable, and (b) do not violate (i) any provision of Applicable Law, or (ii) any provision of any agreement to which such Lender is bound, except where the violation thereof could not reasonably be expected to have a material adverse effect on such Lender.

         3.3. Further Assurances. Until payment in full of the Loan, the Lender shall take such further actions and provide to the Borrower such further assurances as may be reasonably requested by the Borrower to ensure compliance with the intent of the Loan Documents.

         3.4 Accredited Investor. The Lender qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. The Lender is purchasing the Note, the Warrant and the Shares issued upon conversion of the Note and exercise of the Warrant for Lender's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act. By executing this



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Agreement, the Lender further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Note, the Warrant or any of the Shares issuable upon conversion or exercise thereof. The Lender understands that the Note, the Warrant and the Shares issued upon conversion of the Note and exercise of the Warrant have not been registered under the Securities Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

         3.5 Access to Information. The Lender has received or been made available all such information as the Lender deems necessary and appropriate to enable the Lender to evaluate the financial risk inherent in making an investment in the Note, the Warrant and the Shares issued upon conversion of the Note and exercise of the Warrant, including, but not limited to, the Borrower's Form 10-KSB's, Form 10-QSB's and various press releases. The Lender has received satisfactory and complete information concerning the business and financial condition of the Borrower in response to the Lender's inquiries. The Lender recognizes that the investment in the Borrower involves substantial risks. The Lender is able, without impairing the Lender's financial condition, to hold the Note, the Warrant and the Shares issued upon conversion of the Note and exercise of the Warrant for an indefinite period of time and to suffer a complete loss of the Lender's investment. The Lender understands all of the risks related to the purchase of the Note, the Warrant and the Shares issued upon conversion of the Note and exercise of the Warrant. By virtue of the Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to the Borrower, the Lender is capable of evaluating the merits and risks of the Lender's investment in the Borrower and has the capacity to protect the Lender's own interests.

         3.6 Limitation on Transfer; Legends. The Lender understands that the Note, the Warrant and the Shares issued upon conversion of the Note and exercise of the Warrant must be held indefinitely unless and until subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. The Lender is aware of Rule 144 that permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. The Lender understands that the Note and the Shares issued upon conversion of the Note will be imprinted with a legend which prohibits the transfer of the Note and such Shares unless they are registered or such registration is not required in the opinion of counsel for the Borrower. The legend relating to the Securities Act endorsed pursuant to this Section 3.6 and the stop transfer instructions with respect to the Shares represented thereby shall be removed and the Borrower shall issue a certificate or instrument without such legend to the Lender if the Note and the Shares issued upon conversion of the Note are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, or if the Lender provides to the Borrower an opinion of counsel for Lender reasonably satisfactory to the Borrower or a no-action letter or interpretive opinion of the staff of the SEC to the effect that a public sale, transfer or assignment of the Note and the Shares issued upon conversion of the Note may be made without registration and without compliance with any restriction such as Rule 144. Any legend imposed by state securities laws will be removed if the state agency imposing such legend has consented to its removal.



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4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

         The Borrower makes the following representations, warranties and covenants as of the date hereof:

         4.1. Valid Existence; Power and Authority. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business in all places where the failure to be so qualified would have a material adverse effect on it. The Borrower has the power to make and perform the Loan Documents executed by it, and all such Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

         4.2. Authority; Non-Contravention. The execution, delivery and performance of the Loan Documents by the Borrower (a) have been duly authorized by all necessary corporate action of the Borrower, and (b) do not violate (i) any provision of Applicable Law, (ii) any provision of the articles of incorporation or bylaws of the Borrower or (iii) any governing instrument or agreement to which the Borrower is bound, except where the violation thereof could not reasonably be expected to have a material adverse effect on the Borrower.

         4.3. Further Assurances. Until payment in full of the Loan, the Borrower shall take such further actions and provide to the Lender such further assurances as may be reasonably requested by the Lender to ensure compliance with the intent of the Loan Documents.

         4.4. Use of Proceeds. The proceeds of the Loan shall be used by the Borrower solely for payment of existing indebtedness, capital expenditures, working capital and other general corporate needs.

5.       REGISTRATION RIGHTS.

         5.1 Registration by the Company. Subject to the terms and conditions of this Agreement, the Borrower shall file with the SEC within thirty (30) days following the date the SEC declares effective the Post-Effective Amendment No. 6 to Form SB-2 (333-40895) a registration statement on Form SB-2 under the Securities Act (the "Registration Statement") for the registration of the resale by the Lender of the Registrable Securities. The Borrower shall use reasonable best efforts to cause such filed Registration Statement to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise); prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective during the term of this Agreement; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Lender. It is a condition precedent to the obligations of the Borrower under this Section 5.1 that Lender shall furnish to the Borrower in writing such information regarding the Lender, the Registrable Securities and the intended method of disposition thereof as the



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Borrower shall reasonably request and as shall be required in connection with the action to be taken by the Borrower. So long as the Borrower complies with this Section 5.1, the Lender shall have no right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 5.

         5.2 Market Standoff Rights. Lender agrees that in connection with an underwritten sale of Shares to the public effected pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, if requested by the Borrower and the managing underwriters in such offering, not to effect any public sale or distribution or other transfer or disposal (including encumbrances) of any of the Borrower's securities (other than securities acquired in or after such offering), including a sale pursuant to Rule 144 (except as part of such underwritten offering), for a period of up to 180 days after the closing date of such underwritten offering. The Borrower may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of such 180-day period; provided, however, that the foregoing obligation shall be conditioned upon all officers and directors of the Borrower entering into similar agreements and not being released from such agreements at any time before or during such 180-day period.

         5.3 Termination of Registration Rights. Except as set forth in this
Section 5.3, the right of Lender to request registration or inclusion in any registration pursuant to this Article 5 and the obligations of the Borrower under this Article 5 shall terminate if all Shares of Registrable Securities held or entitled to be held upon exercise or conversion by the Lender may immediately be sold under Rule 144 during any 90-day period. The provisions of
Section 5.3 shall not apply if the Lender owns more than ten percent of the outstanding Common Stock until such time as the Lender owns less than ten percent of the outstanding Common Stock.

         5.4 Indemnification. If any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Borrower will defend, indemnify and hold harmless the Lender and any underwriter (as defined in the Securities Act) for the Lender and each person, if any, who controls the Lender or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which the Lender or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (each, a "Violation"); provided, however, that the Borrower will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Lender, such underwriter or such controlling person in writing specifically for use in the preparation thereof.



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                  (b) To the extent permitted by law, the Lender will defend, indemnify and hold harmless the Borrower and any underwriter (as defined in the Securities Act) and each person, if any, who controls the Borrower or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which the Borrower or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any Violation, in each case to the extent such Violation arises out of or is based upon an untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state therein a material fact so made in conformity with information furnished by the Lender, such underwriter or such controlling person in writing specifically for use in the preparation of a registration statement, any prospectus contained therein or any amendment or supplement thereto.

                  (c) Promptly after receipt by an indemnified party under this
Section 5.4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.4, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.4.

6.       DEFAULTS AND REMEDIES.

         6.1. Events of Default. The following shall constitute an Event of Default with respect to the Indebtedness:

                  (a) Any representation or warranty made by the Borrower under or in connection with the Loan Documents which shall prove to have been incorrect in any material respect when made, or any failure by the Borrower to perform or observe any term, covenant or agreement contained in the Loan Documents on its part to be performed or observed, and if capable of being remedied such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Lender;

                  (b) The Borrower shall fail to pay any of the Indebtedness on the due date thereon (whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall not be remedied within five days after the occurrence thereof; or



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                  (c) The Borrower shall (i) become insolvent within the meaning of the Bankruptcy Code, (ii) admit in writing its inability to pay or otherwise fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to or acquiesce in the benefit or benefits of any Debtor Relief Law (meaning the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally) or (iv) be made the subject of an involuntary case for bankruptcy (or a petition for a receiving order) which is not dismissed within 60 days after commencement of the case.

         6.2. Acceleration of the Indebtedness. Upon or at any time after the occurrence of an Event of Default, the principal amount of the Indebtedness then outstanding together with all interest accrued thereon shall, at the option of the Lender and without notice or demand by the Lender, become at once due and payable and the Borrower shall forthwith pay to the Lender, in addition to any and all sums and charges due, the entire principal of and accrued and unpaid interest on the Indebtedness plus reasonable attorneys' fees and expenses, if the same is collected by or through an attorney at law. From and after the occurrence and during the continuance of an Event of Default, the Indebtedness shall bear interest at the Default Rate.

         6.3. Remedies. Upon or at any time after the occurrence of any Event of Default, the Lender shall have and may exercise, at its election, from time to time any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by this Agreement, at law, in equity or otherwise, including, without limitation, (a) declaring the entire unpaid balance of the Indebtedness, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (b) reducing any claim to judgment; and (c) bringing suit or other proceedings before any appropriate court either for specific performance of any covenant or condition contained in this Agreement or in aid of the exercise of any right granted to the Lender in this Agreement.

7.       MISCELLANEOUS.

         7.1. Maximum Rate of Interest. Notwithstanding anything to the contrary contained herein, no provisions of the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum rate permitted by law (the "Maximum Legal Rate"). If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in the Loan Documents or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor the sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums evidenced hereby. If for any reason interest in excess of the Maximum Legal Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal amount hereof until it has been paid in full, and any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Legal Rate, the Borrower and the Lender shall, to the extent permitted by Applicable Law, (a) characterize any non-principal payment as



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an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Note so that the interest for the entire term does not exceed the Maximum Legal Rate.

         7.2. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

         7.3. Entire Agreement. This Agreement (including the documents referred to in this Agreement) and the other Loan Documents constitute the entire agreement among the parties and supersede any prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         7.4. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named in this Agreement and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

         7.5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         7.6. Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.7. Notices. All notices, requests, demands, claims and other communications under this Agreement and the other Loan Documents shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by
(a) confirmed facsimile; (b) overnight delivery; or (c) registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:



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        If to the Borrower:                    Cell Robotics International, Inc.
                                               2715 Broadbent Parkway N.E.
                                               Albuquerque, New Mexico 87107
                                               Attn: Ronald K. Lohrding, Ph.D.
                                               Telephone: (505) 343-1131
                                               Facsimile: (505) 344-8112

        With a copy to, which copy shall not   Baker & McKenzie
        constitute notice:                     2001 Ross Avenue, Suite 2300
                                               Dallas, Texas 75201
                                               Attn: W. Crews Lott
                                               Telephone: (214) 978-3000
                                               Facsimile: (214) 978-3099

        If to the Lender:                      Dipl. Ing. Oton Tisch
                                               Apartado 76949
                                               Caracas 1070 Venezuela

Either party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner provided in this Agreement.

         7.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW MEXICO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW MEXICO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. Any legal action or proceeding with respect to any Loan Document shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Agreement, each party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         7.9. Amendments; Waivers; Remedies Cumulative. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Borrower, and the Lender. No failure on the part of the Lender to exercise, and no delay by the Lender in exercising, any right or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and



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remedies herein provided are cumulative and are in addition to any other rights and remedies provided by Applicable Law, any Loan Document or otherwise.

         7.10. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         7.11. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean "including, without limitation." The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Terms defined in the singular have the same meaning when used in the plural and vice versa. All references to any instruments or agreements, including, without limitation, references to this Agreement and any of the other Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         7.12 Expenses. The Borrower shall pay all costs and other expenses incurred in connection with the preparation and negotiation of the Loan Documents, provided that the Borrower shall not be responsible for the attorney fees of Lender's counsel to the extent they exceed $2,000.




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         The parties have executed and delivered this Agreement as of the date of the first sentence of this Agreement.

THE BORROWER:

CELL ROBOTICS INTERNATIONAL, INC.



By: /s/ Ronald K. Lohrding, Ph.D.
   ------------------------------
   Ronald K. Lohrding, Ph.D.
   President and CEO


THE LENDER:



/s/ Dipl. Ing. Oton Tisch
---------------------------------
Dipl. Ing. Oton Tisch



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